UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 1, 2016

GenVec, Inc.

(Exact name of registrant as specified in its charter)

Delaware (state or other jurisdiction of incorporation)	000-24469 (Commission File Number)	23-2705690 (I.R.S. Employer Identification No.)

910 Clopper Road Suite 220N Gaithersburg, Maryland	20878
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code: (240) 632-0740

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

INFORMATION TO BE INCLUDED IN THE REPORT

Section 5 – Corporate Governance and Management

Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

GenVec, Inc. (the “Company”) announced today that it has effected a one-for-ten reverse split (the “Reverse Stock Split”) of the Company’s outstanding shares of common stock, effective for holders of record at the close of business on November 30, 2016. To effectuate the Reverse Stock Split, the Company filed a Certificate of Amendment to the Company’s Amended and Restated Certificate of Incorporation (the “Amendment”) with the Secretary of State of the State of Delaware. Pursuant to and upon the effectiveness of the Amendment at 7:00 a.m., Eastern Standard Time, on December 1, 2016, each ten shares of the Company’s common stock, par value $0.001 per share, issued and outstanding at the time of such effectiveness were reclassified and combined into one share of common stock, par value $0.001 per share, of the Company.

The Company has retained American Stock Transfer & Trust Company (“AST”) to act as exchange agent for the Reverse Stock Split. AST will manage the exchange of old, pre-Reverse Stock Split shares for new post-Reverse Stock Split shares. Stockholders will receive a letter of transmittal providing instructions for the exchange of their shares. Stockholders who hold their shares in “street name” will be contacted by their banks or brokers with any instructions. For further information, stockholders and securities brokers should contact AST at (877) 248-6417 or (718) 921-8317.

A copy of the Amendment is attached hereto as Exhibit 3.1 and is incorporated herein by reference.

Section 8 – Other Events

Item 8.01. Other Events.

On December 1, 2016, the Company issued a press release announcing the effectiveness of the Reverse Stock Split discussed under Item 5.03 of this report.

A copy of the Company’s press release is attached hereto as Exhibit 99.1 and is incorporated by reference herein.

Section 9 – Financial Statements and Exhibits

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

3.1	Certificate of Amendment of the Amended and Restated Certificate of Incorporation of GenVec, Inc.

99.1	GenVec, Inc. press release dated December 1, 2016, announcing the effectiveness of the Reverse Stock Split

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GENVEC, INC.

By:	/s/ Douglas J. Swirsky
Douglas J. Swirsky
President, Chief Executive Officer and Corporate Secretary

Dated: December 1, 2016

EXHIBIT INDEX

Exhibit No.	Description

3.1	Certificate of Amendment of the Amended and Restated Certificate of Incorporation of GenVec, Inc.

99.1	GenVec, Inc. press release dated December 1, 2016, announcing the effectiveness of the Reverse Stock Split